STEIN ROE INVESTMENT TRUST
                Stein Roe Emerging Markets Fund
                  Stein Roe International Fund

         Supplement to Prospectus dated February 2, 1998

     Effective October 26, 1998, the portfolio manager for Stein Roe Emerging Markets Fund and Stein Roe International Fund is Gita Rao who is jointly employed by Colonial Management Associates, Inc. ("CMA") and Stein Roe & Farnham Incorporated (each of which is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc.). Ms. Rao, has co-managed the Colonial Global Equity Fund and the Colonial International Horizons Fund since 1996. Prior to joining the CMA in 1995, Ms. Rao was a quantitative research analyst at Fidelity Management & Research Company, and a Vice President in the equity research group at Kidder, Peabody and Company.

     The Adviser may use both its own trading facilities and those of CMA to place orders for the purchase and sale of portfolio securities for the Funds. For trades placed through CMA, in selecting broker-dealers, the Adviser may direct CMA to consider research and brokerage services furnished to the Adviser.

           This Supplement is Dated October 26, 1998